Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information, contact:

Investor Relations	Media Contact
408/579-3456	617/624-3231
fyoshino@extremenetworks.com	ExtremeUS@racepointglobal.com

Extreme Networks Reports Third Quarter Fiscal Year 2016 Financial Results

Q3 GAAP Revenue of $124.9 Million & Non-GAAP Revenue of $125.3 Million

Q3 GAAP EPS Loss of $0.10 & Non-GAAP EPS Income of $0.03

SAN JOSE, Calif., April 27, 2016 -- Extreme Networks, Inc. (Nasdaq: EXTR) today released financial results for its fiscal third quarter ended March 31, 2016.  Third quarter GAAP revenue was $124.9 million and non-GAAP revenue was $125.3 million.  GAAP net loss for the third fiscal quarter was $10.8 million, or $0.10 per basic share, and non-GAAP net income was $3.5 million, or $0.03 per diluted share.

“We posted solid performance for the quarter, achieving 4% year-over-year organic growth and significantly improved non-GAAP profitability, while also strengthening the balance sheet,” stated Ed Meyercord, President and CEO of Extreme Networks.  “Growth was driven by continued penetration of targeted education and hospitality/public venue enterprise customers in North America, and successful execution of our software-driven solutions selling approach for wireless and wired enterprise campus networking.

“Despite the challenging macro environment for enterprise campus switching, which included seasonal pricing pressure, our team made consistent progress in selling the ExtremeManagement, ExtremeControl and ExtremeAnalytics software portfolio combined with our Wave 2 access points and next generation end-to-end switch portfolio powered by Broadcom.  We are encouraged by the growing number of customers who recognize the important benefits of adopting our integrated software and hardware solution, which include lower total cost of ownership, improved network performance and security, and more efficient network management,” Meyercord added.

Recent Key Events:

•

Unveiled Wireless Specialization Program. During the quarter, we introduced the ExtremeWireless specialization program to further enable global channel partners to deliver the wireless solutions customers require in order to increase productivity and responsiveness and extend applications beyond the wired network.

•

Strengthened the Sales Leadership Team.  We announced the appointment of John Morrison to the position of vice president, EMEA sales and services.  Morrison will oversee EMEA sales, services and strategy.  In addition, we announced the appointment of Gordon Mackintosh to the position of senior director of worldwide partner program and sales business development. In this role, Mackintosh is responsible for the ongoing development of the Extreme Partner Network to provide the company’s global partner ecosystem with new revenue streams and growth opportunities.

•

Partnership with the NFL. To further measure and analyze the fan experience, the NFL leveraged ExtremeAnalytics as part of Extreme Networks’ role as the Official Wi-Fi Analytics Provider of Super Bowl 50. We also provided our ExtremeWireless solution to Super Bowl City in the San Francisco Bay area, where over 100 Wi-Fi Coaches assisted fans with their wireless needs to enhance their game day digital experience.

•	Key Customer Wins in Focus Markets. Extreme Networks continued to showcase customer momentum. Notable customer wins in key vertical markets include:
•	Education: Sinclair Community College, Slippery Rock University, Letcher County Schools, Grant County Schools, Valdosta City School District
•	Healthcare: Hunterdon Healthcare System, Basildon & Thurrock University Hospitals NHS Trust, Charitè Universitätsmedizin Berlin, Barco
•	Manufacturing: Volkswagen, Schneider Electric
•	Hospitality: UOA Vertical Hotel Bangsar, The Kraft Group – New England Patriots, Carolina Panthers, Buffalo Sabres, Chicago Cubs
•

Government:  The United States Department of Health and Human Services, Commonwealth of Massachusetts – Port Authority, Perth & Kinross Council, Republic of Turkey – Ministry of Interior, Ankara Metropolitan Municipality Water and Sewerage, City of Memphis

•	Additional customers include: SAK Holding, Reed Smith Shaw & McClay, GasLINE GmbH & Co. KG, Nokia

Fiscal Q3 2016 Financial Metrics:

	2016	2015	Change
GAAP Net Revenue
Product	$92.7	$86.5	$6.2	7%
Service	32.2	33.1	(0.9)	(3)%
Total Net Revenue	$124.9	$119.6	$5.3	4%
Gross Margin	50.2%	48.3%	1.9%	4%
Operating Margin	(7.1)%	(17.8)%	10.7%	60%
Net Loss	$(10.8)	$(23.5)	$12.7	54%
Loss per basic share	$(0.10)	$(0.24)	$0.14	58%
Non-GAAP Net Revenue
Product	$92.7	$86.5	$6.2	7%
Service	32.6	33.9	(1.3)	(4)%
Total Net Revenue	$125.3	$120.4	$4.9	4%
Gross Margin	53.4%	52.6%	0.8%	2%
Operating Margin	4.3%	(4.7)%	9.0%	191%
Net Income (Loss)	$3.5	$(7.9)	$11.4	144%
Earnings (loss) per diluted share	$0.03	$(0.08)	$0.11	138%

•	Cash and investments ended the quarter at $88.3 million, as compared to $85.9 million from the prior quarter.

•	Accounts receivable balance ending Q3 was $62.7 million, with days sales outstanding (DSO) of 46.
•	Inventory ending Q3 was $52.8 million, a decrease of $3.8 million from the prior quarter.

Business Outlook:

Extreme Networks' Business Outlook statements are based on current expectations.  The following statements are forward-looking, and actual results could differ materially based on market conditions and the factors set forth under “Forward-Looking Statements” below.

For its fourth quarter of fiscal 2016 ending June 30, 2016, the Company is targeting GAAP revenue in a range of $136.6 million to $146.6 million with non-GAAP revenue in a range of $137.0 million to $147.0 million. GAAP gross margin is targeted between 50.5% and 52.3% and non-GAAP gross margin is targeted between 53.5% and 55.0%. Operating expenses are targeted to be between $71.6 million and $73.6 million on a GAAP basis and $63.5 million to $65.5 million on a non-GAAP basis. GAAP earnings are targeted to be between a net loss of $4.2 million to net income of $1.0 million, or a loss of $0.04 to net income of $0.01 per share.  Non-GAAP earnings are targeted in a range of net income of $8.1 million to $13.3 million, or $0.08 to $0.12 per diluted share. The GAAP and non-GAAP net income (loss) targets are based on an estimated 105 million and 107 million average outstanding shares, respectively. Targeted non-GAAP earnings exclude expenses related to stock-based compensation expense, the amortization of acquired intangibles, acquisition and integration related expenses, restructuring expenses, litigation expenses, overhead adjustments and the purchase accounting adjustment related to deferred service revenue.

Conference Call:

Extreme Networks will host a conference call at 4:30 p.m. Eastern (1:30 p.m. Pacific) today to review the third fiscal quarter results and fourth fiscal quarter 2016 business outlook, including significant factors and assumptions underlying the targets noted above. The conference call will be available to the public through a live audio web broadcast via the Internet at http://investor.extremenetworks.com and a replay of the call will be available on the website through April 27, 2017.  The conference call may also be heard by dialing 1-877-303-9826 (international callers dial 1-224-357-2194). Supplemental financial information to be discussed during the conference call will be posted in the Investor Relations section of the Company's website www.extremenetworks.com including the non-GAAP reconciliation attached to this press release. The encore recording can be accessed by dialing (855) 859-2056 /or international 1 (404) 537-3406   Conference ID # 87958911.

About Extreme Networks:

Extreme Networks, Inc. (EXTR) delivers software-driven networking solutions that help IT departments everywhere deliver the ultimate business outcome: stronger connections with customers, partners and employees. Wired to wireless, desktop to datacenter, we go to extreme measures for our 20,000-plus customers in more than 80 countries, delivering 100% insourced support to organizations large and small, including some of the world’s leading names in business, education, government, healthcare, manufacturing and hospitality. Founded in 1996, Extreme is headquartered in San Jose, California. For more information, visit Extreme's website or call 1-888-257-3000.

Extreme Networks and the Extreme Networks logo, ExtremeManagement, ExtremeWireless, ExtremeControl and ExtremeAnalytics are either trademarks or registered trademarks of Extreme Networks, Inc. in the United States and/or other countries.

Non-GAAP Financial Measures:

Extreme Networks provides all financial information required in accordance with generally accepted accounting principles (GAAP). The Company is providing with this press release non-GAAP revenue, non-GAAP gross margins, non-GAAP operating expenses, and non-GAAP income (loss) per share. In preparing non-GAAP information, the Company has excluded, where applicable, the impact of share-based compensation, acquisition and integration costs, purchase accounting adjustments, amortization of acquired intangibles, restructuring charges, litigation expenses, executive transition expenses and overhead adjustments.  The Company believes that excluding these items provides both management and investors with additional insight into its current operations, the trends affecting the Company, the Company's marketplace performance, and the Company's ability to generate cash from operations. Please note that the Company's non-GAAP measures may be different than those used by other companies. The additional non-GAAP financial information the Company presents should be considered in conjunction with, and not as a substitute for, the Company's GAAP financial information.  The Company has provided a non-GAAP reconciliation of the results for the periods presented in this release, which are adjusted to exclude certain items as indicated.  These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures for comparable financial information and understanding of the Company's ongoing performance as a business. Extreme Networks uses both GAAP and non-GAAP measures to evaluate and manage its operations.

Forward Looking Statements:

Statements in this release, including those concerning the Company’s business outlook, future financial and operating results, and overall future prospects are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements speak only as of the date of this release. Actual results or events could differ materially from those anticipated in those forward-looking statements as a result of certain factors, including: failure to achieve targeted revenues and forecasted demand from end customers; a highly competitive business environment for network switching equipment; our effectiveness in controlling expenses; the possibility that we might experience delays in the development or introduction of new technology and products; customer response to our new technology and products; the timing of any recovery in the global economy; risks related to pending or future litigation; and a dependency on third parties for certain components and for the manufacturing of our products.

More information about potential factors that could affect the Company's business and financial results is included in the Company’s filings with the Securities and Exchange Commission, including, without limitation, under the captions: "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Risk Factors".  Except as required under the U.S. federal securities laws and the rules and regulations of the U.S. Securities and Exchange Commission, Extreme Networks disclaims any obligation to update any forward-looking statements after the date of this release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31, 2016	June 30, 2015
ASSETS
Current assets:
Cash and cash equivalents	$88,334	$76,225
Accounts receivable, net of allowances of $5,090 at March 31, 2016 and $2,396 at June 30, 2015	62,670	92,737
Inventories	52,755	58,014
Deferred income taxes	577	760
Prepaid expenses and other current assets	9,710	10,258
Total current assets	214,046	237,994
Property and equipment, net	30,439	39,862
Intangible assets, net	27,425	52,132
Goodwill	70,877	70,877
Other assets	26,204	27,795
Total assets	$368,991	$428,660
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$16,250	$11,375
Accounts payable	21,127	40,135
Accrued compensation and benefits	22,920	25,195
Accrued warranty	10,280	8,676
Deferred revenue, net	76,712	76,551
Deferred distributors revenue, net of cost of sales to distributors	23,933	40,875
Other accrued liabilities	30,182	32,623
Total current liabilities	201,404	235,430
Deferred revenue, less current portion	22,227	23,231
Long-term debt, less current portion	42,500	55,500
Deferred income taxes	3,941	2,979
Other long-term liabilities	8,634	7,285
Commitments and contingencies
Stockholders’ equity	90,285	104,235
Total liabilities and stockholders’ equity	$368,991	$428,660

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015
Net revenues:
Product	$92,711	$86,527	$289,447	$301,700
Service	32,175	33,063	99,325	101,372
Total net revenues	124,886	119,590	388,772	403,072
Cost of revenues:
Product	50,240	49,761	154,277	164,282
Service	11,926	12,105	36,382	35,377
Total cost of revenues	62,166	61,866	190,659	199,659
Gross profit:
Product	42,471	36,766	135,170	137,418
Service	20,249	20,958	62,943	65,995
Total gross profit	62,720	57,724	198,113	203,413
Operating expenses:
Research and development	18,852	23,858	59,836	71,205
Sales and marketing	38,322	39,226	111,442	127,976
General and administrative	8,957	9,711	27,908	31,091
Acquisition and integration costs	-	1,725	1,145	9,283
Restructuring charge, net of reversals	1,358	-	9,992	-
Amortization of intangibles	4,142	4,467	12,860	13,402
Total operating expenses	71,631	78,987	223,183	252,957
Operating loss	(8,911)	(21,263)	(25,070)	(49,544)
Interest income	28	129	84	471
Interest expense	(769)	(758)	(2,404)	(2,419)
Other income (expense), net	(266)	(535)	813	(1,033)
Loss before income taxes	(9,918)	(22,427)	(26,577)	(52,525)
Provision for income taxes	866	1,121	2,967	3,458
Net loss	$(10,784)	$(23,548)	$(29,544)	$(55,983)
Basic and diluted net loss per share:
Net loss per share - basic	$(0.10)	$(0.24)	$(0.29)	$(0.57)
Net loss per share - diluted	$(0.10)	$(0.24)	$(0.29)	$(0.57)
Shares used in per share calculation - basic	104,104	99,783	102,486	98,591
Shares used in per share calculation - diluted	104,104	99,783	102,486	98,591

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended
	March 31, 2016	March 31, 2015
Net cash provided by operating activities	$18,913	$33,564
Cash flows from investing activities:
Capital expenditures	(2,797)	(5,610)
Purchases of non-marketable equity investments	-	(3,000)
Proceeds from maturities of investments and marketable securities	-	21,815
Proceeds from sales of investments and marketable securities	-	9,051
Purchases of intangible assets	-	(569)
Net cash (used in) provided by investing activities	(2,797)	21,687
Cash flows from financing activities:
Borrowings under Revolving Facility	15,000	24,000
Repayment of debt	(23,125)	(77,062)
Proceeds from issuance of common stock	4,460	2,455
Net cash used in financing activities	(3,665)	(50,607)

Foreign currency effect on cash	(342)	(3,767)

Net increase in cash and cash equivalents	12,109	877

Cash and cash equivalents at beginning of period	76,225	73,190
Cash and cash equivalents at end of period	$88,334	$74,067

Extreme Networks, Inc.

Non-GAAP Measures of Financial Performance

To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles, ("GAAP"), Extreme Networks uses non-GAAP measures of certain components of financial performance.  These non-GAAP measures include non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP gross margin, non-GAAP operating expenses and free cash flow.

Reconciliation to the nearest GAAP measure of all historical non-GAAP measures included in this press release can be found in the tables included with this press release.  In this press release, Extreme Networks also presents its target for non-GAAP expenses, which is expenses less share-based compensation expense, acquisition and integration costs, purchase accounting adjustments, amortization of intangibles, restructuring expenses, litigation expenses, executive transition and overhead adjustments.

Non-GAAP measures presented in this press release are not in accordance with or alternative measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies.  In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles.  Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Extreme Networks' results of operations as determined in accordance with GAAP.  These non-GAAP measures should only be used to evaluate Extreme Networks' results of operations in conjunction with the corresponding GAAP measures.

Extreme Networks believes that these non-GAAP measures when shown in conjunction with the corresponding GAAP measures enhance investors' and management's overall understanding of the Company's current financial performance and the Company's prospects for the future, including cash flows available to pursue opportunities to enhance shareholder value.  In addition, because Extreme Networks has historically reported certain non-GAAP results to investors, the Company believes that the inclusion of non-GAAP measures provides consistency in the Company's financial reporting.

For its internal planning process, and as discussed further below, Extreme Networks' management uses financial statements that do not include share-based compensation expense, acquisition and integration costs, purchase accounting adjustments, amortization of  intangibles, restructuring expenses, litigation expenses, executive transition expenses and overhead adjustments.  Extreme Networks' management also uses non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the Company's financial results.

As described above, Extreme Networks excludes the following items from one or more of its non-GAAP measures when applicable.

Share-based compensation. This expense consists of expenses for stock options, restricted stock and employee stock purchases through its ESPP.  Extreme Networks excludes share-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that the Company does not believe are reflective of ongoing cash requirement related to operating results. Extreme Networks expects to incur share-based compensation expenses in future periods.

Acquisition and integration costs. Acquisition and integration costs primarily consist of legal and professional fees, severance costs, and other expenses related to the acquisition and integration of Enterasys Inc.  Extreme Networks excludes these expenses since they result from an event that is outside the ordinary course of continuing operations.

Purchase accounting adjustments.  Purchase accounting adjustments relating to deferred revenue consists of adjustments to the carrying value of deferred revenue.  We have recorded adjustments to the assumed deferred revenue to reflect only a fulfillment margin and thereby excluding the profit margin and revenue which would have been incurred had Extreme Networks entered into the service contract post-acquisition.

Amortization of acquired intangibles.  Amortization of acquired intangibles includes the monthly amortization expense of acquired intangible assets such as developed technology, customer relationships, trademarks and order backlog.  The amortization of the developed technology intangible is recorded in product cost of goods sold, while the amortization for the other intangibles are recorded in operating expenses.  Extreme Networks excludes these non-cash expenses since they result from an intangible asset and for which the period expense does not impact the operations of the business and are non-cash in nature.

Restructuring expenses. Restructuring expenses primarily consist of accelerated depreciation of leasehold improvements related to excess facilities. Extreme Networks excludes restructuring expenses since they result from events that often occur outside of the ordinary course of continuing operations. Extreme Networks expects to incur restructuring expenses in future periods.

Litigation expenses. Litigation expenses consist of legal and professional fees and expenses related to our on-going ligation matter as a result of a securities laws class action lawsuit.

Executive transition expenses.  Executive transition expenses consists of severance and termination benefits.  The expenses are incurred through execution of pre-established employment contracts with senior executives.  The severance and termination benefits are cash transactions, while the share-based compensation are non-cash expenses the Company does not believe these expenses are reflective of ongoing cash requirements related to its operating results.

Overhead adjustments. Overhead adjustment relate to service inventory overhead capitalization, this was a one-time event and was non-cash in nature.

In addition to the non-GAAP measures discussed above, Extreme Networks uses free cash flow as a measure of operating performance.  Free cash flow represents operating cash flows less net purchase of property and equipment on a GAAP basis.  Extreme Networks considers free cash flows to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after the purchases of property and equipment, which can then be used to, among other things, invest in Extreme Networks business, make strategic acquisitions, and strengthen the balance sheet.  A limitation of the utility of free cash flows as a measure of financial performance is that it does not represent the total increase or decrease in the Company's cash balance for the period.

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

(In thousands, except per share amounts)

(Unaudited)

Non-GAAP Revenue	Three Months Ended		Nine Months Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015

Revenue - GAAP Basis	$124,886	$119,590	$388,772	$403,072
Adjustments:
Purchase accounting adjustment	377	766	1,131	2,299
Revenue - Non-GAAP Basis	$125,263	$120,356	$389,903	$405,371

Non-GAAP Gross Margin	Three Months Ended		Nine Months Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015

Gross profit - GAAP Basis	$62,720	$57,724	$198,113	$203,413
Gross margin - GAAP Basis percentage	50.2%	48.3%	51.0%	50.5%
Adjustments:
Stock based compensation expense	428	519	1,644	1,639
Purchase accounting adjustments	377	766	1,131	2,299
Amortization of intangibles	3,417	4,292	11,416	12,875
Service inventory overhead capitalization	-	-	(1,493)	-
Gross profit - Non-GAAP Basis	$66,942	$63,301	$210,811	$220,226
Gross margin - Non-GAAP Basis percentage	53.4%	52.6%	54.1%	54.3%

Non-GAAP Operating Income (Loss)	Three Months Ended		Nine Months Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015

GAAP operating loss	$(8,911)	$(21,263)	$(25,070)	$(49,544)
GAAP operating loss percentage	(7.1)%	(17.8)%	(6.4)%	(12.3)%
Adjustments:
Stock based compensation expense	3,503	4,372	12,120	13,935
Acquisition and integration costs	-	1,725	1,145	9,283
Restructuring charge, net of reversal	1,358	-	9,992	-
Amortization of intangibles	7,559	8,759	24,276	26,277
Purchase accounting adjustments	377	766	1,131	2,299
Executive transition costs	1,395	-	1,395	-
Litigation	85	-	164	-
Service inventory overhead capitalization	-	-	(1,493)	-
Total adjustments to GAAP operating loss	$14,277	$15,622	$48,730	$51,794
Non-GAAP operating income (loss)	$5,366	$(5,641)	$23,660	$2,250
Non-GAAP operating income (loss) percentage	4.3%	(4.7)%	6.1%	0.6%

Non-GAAP Net Income (Loss)	Three Months Ended		Nine Months Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015

GAAP net loss	$(10,784)	$(23,548)	$(29,544)	$(55,983)
Adjustments:
Stock based compensation expense	3,503	4,372	12,120	13,935
Acquisition and integration costs	-	1,725	1,145	9,283
Restructuring charge, net of reversal	1,358	-	9,992	-
Amortization of intangibles	7,559	8,759	24,276	26,277
Purchase accounting adjustments	377	766	1,131	2,299
Executive transition costs	1,395	-	1,395	-
Litigation	85	-	164	-
Service inventory overhead capitalization	-	-	(1,493)	-
Total adjustments to GAAP net loss	$14,277	$15,622	$48,730	$51,794
Non-GAAP net income (loss)	$3,493	$(7,926)	$19,186	$(4,189)

Earnings (loss) per share
Non-GAAP diluted net income (loss) per share	$0.03	$(0.08)	$0.18	$(0.04)

Shares used in diluted net income (loss) per share calculation
Non-GAAP shares used	105,955	99,783	104,650	98,591

Free Cash Flow	Three Months Ended		Nine Months Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015

Cash flow provided by / (used in) operations	$4,946	$(7,889)	$18,913	$33,564
Add: PP&E CapEx spending	(1,388)	$(1,648)	(2,797)	(5,610)
Total free cash flow	$3,558	$(9,537)	$16,116	$27,954